Exhibit 99.1

For Immediate Release

Contact:                 Shareholder Relations
951-271-4232
shareholderinfo@vineyardbank.com

Vineyard National Bancorp Schedules 2008 Annual Meeting of Shareholders

Corona, California (June 12, 2008) – Vineyard National Bancorp (NASDAQ: VNBC) (the “Company”) today announced that its Board of Directors set the 2008 Annual Meeting of Shareholders (“2008 Annual Meeting”) for August 5, 2008, with June 20, 2008 as the record date for shareholders entitled to vote at the 2008 Annual Meeting.

The Company also announced that its previously announced discussions with a third party regarding a potential recapitalization transaction have terminated.  The Board of Directors has directed the Company’s financial advisor, Sandler O’Neill + Partners, L.P., to continue to explore strategic alternatives.

James LeSieur, the Company’s interim chief executive officer, stated “Although we were hopeful that our prior efforts to conclude negotiations for a recapitalization transaction would lead to the submission of a proposal to our shareholders at the 2008 Annual Meeting, we will continue to diligently work with our financial advisor to identify other suitable alternatives for submission to our shareholders for their consideration, whether at the 2008 Annual Meeting or thereafter.”

Important Additional Information

The Company plans to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the 2008 Annual Meeting. Investors and security holders are advised to read the proxy statement and other materials filed by the Company related to the 2008 Annual Meeting, when available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and all other related materials filed by the Company with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, 1-800-967-7921. The Company also will provide a copy of these materials without charge on its website at www.vnbcstock.com.

The Company, its Board of Directors and one or more of its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the 2008 Annual Meeting. Information regarding the names of the Company's Board of Directors and executive officers and their respective interests in the Company will be set forth in the proxy statement.

About Vineyard National Bancorp

The Company is a $2.4 billion financial holding company headquartered in Corona, and the parent company of Vineyard Bank, N.A. (“Vineyard”), 1031 Exchange Advantage Inc., and 1031 Funding & Reverse Corp. (collectively, "the exchange companies").  Vineyard, also headquartered in Corona, operates through 16 full-service banking centers and four regional financial centers in the counties of Los Angeles, Marin, Monterey, Orange, Riverside, San Bernardino, San Diego, Santa Clara and Ventura, Calif. The exchange companies are headquartered in Encinitas, Calif. The Company's common stock is traded on the NASDAQ Global Select Market under the symbol "VNBC." For additional information on the Company visit www.vnbcstock.com or for additional information on Vineyard and to access internet banking, please visit www.vineyardbank.com. For additional information on the exchange companies visit www.1031exchangeadvantage.com.

Forward-Looking Statements

Certain matters discussed herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and could impact the Company and the statements contained herein can be found in the Company's filings with the SEC including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.